UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 22, 2019

Buckeye Partners, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-9356	23-2432497
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Greenway Plaza Suite 600 Houston, Texas		77046
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (832) 615-8600

Not Applicable

(Former name or former address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Limited partner units representing limited partnership interests	BPL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On May 10, 2019, Buckeye Partners, L.P. (the “Partnership” or “Buckeye”), entered into an Agreement and Plan of Merger (the “merger agreement”) with Hercules Intermediate Holdings LLC, a Delaware limited liability company (“Parent”), Hercules Merger Sub LLC, a Delaware limited liability company and a wholly owned subsidiary of Parent (“Merger Sub”), Buckeye Pipe Line Services Company, a Pennsylvania corporation (“ServiceCo”), and Buckeye GP LLC, a Delaware limited liability company and the general partner of the Partnership (the “General Partner”). Subject to the terms and conditions of the merger agreement, Merger Sub will be merged with and into the Partnership (the “merger”), with the Partnership surviving the merger as a subsidiary of Parent.

Since the May 10, 2019 announcement of the merger agreement, six putative class action complaints and two individual complaints have been filed against Buckeye and the members of the board of directors of the General Partner (the “Board”). The eight complaints are captioned as follows: Harry Curtis, individually and on behalf of all others similarly situated, v. Buckeye Partners, L.P., et al., Case No. 4:19-cv-2147 (filed on June 13, 2019 in the United States District Court for the Southern District of Texas, Houston Division, the “Curtis Action”), Michael Kent, individually and on behalf of all others similarly situated, v. Buckeye Partners, L.P., et al., Case No. 1:19-cv-01128 (filed on June 18, 2019 in the United States District Court for the District of Delaware, the “Kent Action”), John Greer v. Buckeye Partners, L.P., et al., Case No. 1:19-cv-05741 (filed on June 19, 2019 in the United States District Court for the Southern District of New York, the “Greer Action”), Anthony Luers v. Buckeye Partners, L.P., et al., Case No. 1:19-cv-05767 (filed on June 20, 2019 in the United States District Court for the Southern District of New York, the “Luers Action”), Michael Weston, individually and on behalf of all others similarly situated, v. Buckeye Partners, L.P., et al., Case No. 1:19-cv-01208 (filed on June 26, 2019 in the United States District Court for the District of Delaware, the “Weston Action”), Heather McManus, individually and on behalf of all others similarly situated, v. Buckeye Partners, L.P., et al., Case No. 1:19-cv-06000 (filed on June 26, 2019 in the United States District Court for the Southern District of New York, the “McManus Action”), John Ingalls, individually and on behalf of all others similarly situated, v. Buckeye Partners, L.P., et al., Case No. 1:19-cv-06098 (filed on June 28, 2019 in the United States District Court for the Southern District of New York, the “Ingalls Action”) and Michael Riss, on behalf of himself and all others similarly situated, v. Buckeye Partners, L.P., et al., Case No. 1:19-cv-01241 (filed on June 28, 2019 in the United States District Court for the District of Delaware, the “Riss Action”, collectively with the Curtis Action, the Kent Action, the Greer Action, the Luers Action, the Weston Action, the MaManus Action and the Ingalls Action, the “Federal Merger Litigation”).

The Curtis Action alleges, among other things, that in pursuing the merger, the Board breached its express and implied contractual duties pursuant to the Amended and Restated Agreement of Limited Partnership of the Partnership dated as of November 19, 2010, as amended, and its fiduciary duties to the unitholders of the Partnership in agreeing to enter into the merger agreement by means of an allegedly unfair process and for an allegedly unfair price. Each of the Federal Merger Litigation further alleges that (i) the Partnership’s definitive proxy statement filed with the Securities and Exchange Commission on June 25, 2019 (the “proxy statement”), omits material information with respect to the merger, rendering it false and misleading and, as a result, that the Partnership and the members of the Board violated Section 14(a) of the Exchange Act, and Rule 14a-9 promulgated thereunder, and (ii) the members of the Board, as alleged control persons of the Partnership, violated Section 20(a) of the Exchange Act in connection with the filing of the allegedly materially deficient proxy statement. The Federal Merger Litigation seeks various remedies, including, among other things, injunctive relief to prevent the consummation of the merger unless certain allegedly material information is disclosed, an order directing that the Board disseminates a proxy statement that does not contain any untrue statements of material fact and that states all material facts required or necessary to make the statements contained therein not misleading, an order rescinding the consummation of the merger or an award of rescissory damages (in the event the merger is consummated), a declaration that the defendants violated Sections 14(a) and/or 20(a) of the Exchange Act, as well as Rule 14a-9 promulgated thereunder, an order directing defendants to account for all damages sustained, and an award of damages and an award of attorneys’ and experts’ fees and expenses.

The Partnership believes that the claims asserted in the Federal Merger Litigation are without merit and no supplemental disclosure is required under applicable law. However, in order to avoid the risk of the Federal Merger Litigation delaying or adversely affecting the merger and to minimize the costs, risks and uncertainties inherent in litigation, and without admitting any liability or wrongdoing, the Partnership has determined to voluntarily supplement the proxy statement as described in this Current Report on Form 8-K. Nothing in this Current Report on

Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, the Partnership specifically denies all allegations in the Federal Merger Litigation that any additional disclosure was or is required.

These supplemental disclosures will not affect the merger consideration to be paid to the Partnership’s unitholders in connection with the merger or the timing of the Partnership’s special meeting of the limited partners scheduled for July 31, 2019, at 10:00 a.m. local time, at the DoubleTree Hotel, 6 Greenway Plaza, Houston, Texas 77046. The Board continues to unanimously recommend that you vote “FOR” the proposal to approve the merger agreement and the transactions contemplated thereby and “FOR” the proposal to approve, on an advisory, non-binding basis, the compensation that may be paid or become payable to the Partnership’s named executive officers in connection with, or following, the consummation of the merger.

Supplemental Disclosures to Proxy Statement in Connection with the Federal Merger Litigation

The following disclosures in this Current Report on Form 8-K supplement the disclosures contained in the proxy statement and should be read in conjunction with the disclosures contained in the proxy statement, which in turn should be read in its entirety. To the extent that information in this Current Report on Form 8-K differs from or updates information contained in the proxy statement, the information in this Current Report on Form 8-K shall supersede or supplement the information in the proxy statement. All page references are to the proxy statement and terms used below, unless otherwise defined, shall have the meanings ascribed to such terms in the proxy statement.

The disclosure in the section entitled “The Merger” under the heading “Background of the Merger”, beginning on page 35 of the proxy statement, is hereby amended by:

Amending and restating the third full paragraph on page 36 under the heading “Background of the Merger” as follows (with new text in underline):

On June 20, 2018, the Partnership held a special meeting of the Board, with representatives of the Partnership’s management participating. The Board and members of the Partnership’s management further discussed the process for the Board’s evaluation of strategic options for the Partnership, including the Consortium Proposal. Mr. Smith reviewed with the Board the proposed process to engage financial advisors to assist the Board in analyzing the strategic options and in managing the process relating to such options. The Board discussed engaging Intrepid, in consideration of its extensive experience in the Partnership’s industry, as well as a large top-tier financial services company as financial advisor. The Board considered the engagement of Wells Fargo Securities, based on Wells Fargo Securities’ familiarity with the Partnership’s business and industry and extensive experience on similar transactions. After discussing the different qualifications and experience of both Intrepid and Wells Fargo Securities, the Board determined, based on various factors, including each company’s reputation and experience as an investment banking firm and on transactions in the industry, that Intrepid and Wells Fargo Securities would provide complementary advice to the Board in connection with its evaluation of the strategic options under consideration, including the Consortium Proposal. Mr. St.Clair discussed with the Board the anticipated terms of engagement with each of Intrepid and Wells Fargo Securities. The Board and members of the Partnership’s management then discussed what analyses would be needed from management of the Partnership and the financial advisors to further evaluate the strategic options under consideration, including the Consortium Proposal. Finally, Mr. Russo reviewed with the Board the process and considerations for identifying and disclosing any actual or potential conflicts of interest that members of the Board or management of the Partnership may have in connection with any strategic transaction. The Board then held a discussion in executive session and, upon conclusion of the discussion, directed the Partnership’s management to negotiate terms for the engagement of each of Intrepid and Wells Fargo Securities to assist the Board in evaluating the Consortium Proposal and various other strategic options.

Amending and restating the third full paragraph on page 37 under the heading “Background of the Merger” as follows (with new text in underline):

On July 2, 2018, the Partnership held a special meeting of the Board, with representatives of the Partnership’s management participating. Mr. Smith and Mr. St.Clair presented to the Board the Partnership’s five-year financial forecast, which was prepared by management for the Board’s consideration in connection with its ongoing review and analysis of certain strategic options for the Partnership. Following discussion among the Board and members of management, the Board approved the five-year financial forecast presented to the Board for use in connection with the Partnership’s evaluation of strategic options. Mr. St.Clair then reviewed with the Board changes in the Partnership’s largest unitholders between March 31, 2017 and March 31, 2018 based on publicly available information. Mr. Russo reviewed a summary provided by Wells Fargo Securities of any material relationships between Wells Fargo Securities and the Partnership, or between Wells Fargo Securities and the members of the Consortium (for more detail, see the section entitled “—Opinion of the Partnership’s Financial Advisor—Other Matters”), together with similar disclosure provided verbally by Intrepid. In the two years prior to the Partnership’s engagement of Intrepid, Intrepid had not rendered any services to the Partnership, other than in connection with the Partnership’s review of strategic options, or received any fees from the Partnership or any member of the Consortium, including IFM Investors and the Fund. After assessing these disclosures and other information obtained from Intrepid and Wells Fargo Securities as part of the evaluation process, the Board discussed with members of the Partnership’s management, and then subsequently approved, the formal engagement of each of Intrepid and Wells Fargo Securities as the Partnership’s financial advisors in connection with its review of strategic options. The Board then held a further discussion of these matters in executive session.

Amending and restating the fifth full paragraph on page 37 under the heading “Background of the Merger” as follows (with new text in underline):

Also on July 2, 2018, the Partnership entered into an engagement letter with Intrepid and on July 3, 2018, the Partnership entered into an engagement letter with Wells Fargo Securities, in each case relating to the Partnership’s consideration of strategic options, including the Consortium Proposal. Pursuant to the terms of the engagement letter with Intrepid, the Partnership agreed to pay Intrepid a fee currently estimated to be $17.5 million (the “Intrepid Transaction Fee”), which is contingent and payable upon the consummation of the proposed merger, $3 million of which would become payable upon the Partnership’s public announcement of the merger. The Partnership also agreed to pay Intrepid a monthly financial advisory fee of $50,000 from the Partnership’s execution of the engagement letter with Intrepid, which fee will be fully credited against the Intrepid Transaction Fee. In addition, the Partnership agreed to reimburse Intrepid for certain reasonable and documented out-of-pocket expenses and to indemnify Intrepid and certain related parties against liabilities and other items that may arise out of or relate to Intrepid’s engagement.

Amending and restating the fourth full paragraph starting on page 49 under the heading “Background of the Merger” as follows (with new text in underline):

On May 1, 2019, the Board reconvened its regularly-scheduled meeting of the Board, with representatives of the Partnership’s management, Intrepid, Wells Fargo Securities and Cravath for a portion of the meeting. Mr. St.Clair reviewed with the Board an updated five-year financial forecast for the Partnership that reflected the 2019 Projections that had been shared with the Board at the April 24 meeting for fiscal year 2019 and the Initial 2019 Management Case for the fiscal years 2020 through 2023 (the “2019 Management Case”) (for more information, see the section entitled “—Financial Forecasts”). Following discussion of the 2019 Management Case and the assumptions underlying the financial forecast, the Board authorized the 2019 Management Case for use by the Board in evaluating the potential transaction with IFM GIF and by Wells Fargo Securities in its financial analysis in connection with its delivery of a fairness opinion. Following discussion, the Board determined that it would not request that Intrepid also deliver a fairness opinion in connection with the proposed merger with IFM Investors and would rely on the fairness opinion to be delivered by Wells Fargo Securities. Representatives of Wells Fargo Securities reviewed and discussed with the Board the terms of the April 22 Proposal and its preliminary financial analysis of the Partnership’s standalone valuation and the proposed transaction with IFM GIF. Representatives of the Partnership’s management reviewed certain financial analyses based on the 2019 Management Case, including a comparison against an illustrative sale and reinvestment of a Partnership Unit by a unitholder and various sensitivity analyses on the comparison. At the request of the Board, the Partnership’s financial advisors also reviewed the current status of various other potential strategic counterparties, noting which counterparties had already been in discussions with the Partnership during the past year and which were unlikely to make a proposal given various circumstances they were facing at the time. The Board then convened an executive session to discuss the feedback received from the one-on-one conversations and the various analyses presented at the meeting. The Board also discussed a potential outreach to other potentially interested parties but concluded that, based on the risk of potential leaks, the potential impact on the ongoing negotiations with IFM Investors, the history of discussions between the Partnership and various potentially interested parties during the past year, the low likelihood of other potential counterparties being interested in a transaction at this time and the ability for the Board to evaluate takeover proposals received after signing a definitive merger agreement, it would not be in the best interest of the Partnership to conduct any additional outreach. Following these discussions, the Board directed the Partnership’s management and advisors to finalize the negotiations of the potential transaction with IFM GIF for review and approval by the Board.

The disclosure in the section entitled “The Merger” under the heading “Opinion of the Partnership’s Financial Advisor”, beginning on page 57 of the proxy statement, is hereby amended by:

Amending and restating the sixth full paragraph starting on page 60 under the heading “Opinion of the Partnership’s Financial Advisor—Financial Analysis—Discounted Cash Flow Analysis” as follows (with new text in underline):

Wells Fargo Securities performed a discounted cash flow analysis for the Partnership by calculating the estimated net present value (as of December 31, 2018) of the projected unlevered free cash flows of the Partnership for the fiscal year ending December 31, 2019 through the fiscal year ending December 31, 2023, based on the 2019 Management Case. As used herein, “unlevered free cash flows” were calculated as the Partnership’s Adjusted EBITDA as defined with respect to the 2019 Management Case under the section entitled “—Financial Forecasts”) less capital expenditures based on management’s capital expenditures estimates for the relevant periods. Wells Fargo Securities afforded unit-based compensation the same treatment as the Partnership has historically utilized for purposes of calculating its cash flow.

Amending and restating the first full paragraph on page 61 under the heading “Opinion of the Partnership’s Financial Advisor—Financial Analysis—Discounted Cash Flow Analysis” as follows (with new text in underline):

Wells Fargo Securities applied perpetuity growth rates ranging from 1.00% to 2.00% and discount rates ranging from 7.84% to 8.34%. The range of perpetuity growth rates was chosen by Wells Fargo Securities based on its experience and professional judgment, taking into account the 2019 Management Case and market expectations regarding the industry and long-term real growth of gross domestic product and inflation. The discount rate reflects the Partnership’s weighted average cost of capital and was derived using the capital asset pricing model (“CAPM”). In selecting the discount rates, Wells Fargo Securities calculated the Partnership’s weighted average cost of capital, which utilized a CAPM analysis of the Partnership and of selected MLPs with publicly traded equity securities that Wells Fargo Securities deemed relevant in one or more respects. Such analysis takes into account certain financial metrics, including target capital structure, the cost of long-term Treasury debt, tax rates and levered, unlevered and relevered betas for the selected MLPs discussed below, as well as certain financial metrics for the U.S. financial markets generally. The implied terminal values of each of the perpetuity growth rate and the unlevered free cash flow used in the discounted cash flow analysis were 1.50% and $10,402 million, respectively. Wells Fargo Securities derived such implied terminal values by calculating the quotient of (a) (i) the estimated unlevered free cash flow for the year ending 2023 multiplied by (ii) one plus the perpetuity growth rate and (b) the difference between the discount rate and the perpetuity growth rate. Based on such analysis, Wells Fargo Securities derived an implied terminal multiple of 9.8x. The discounted cash flow analysis indicated the following implied price per unit reference range for Partnership Units:

	Implied Price per Unit
	Low	High
Discounted Cash Flow Analysis	$32.63	$45.15

Amending and restating the third full paragraph on page 61 under the heading “Opinion of the Partnership’s Financial Advisor—Financial Analysis—Discounted Distributions Analysis” as follows (with new text in underline):

Wells Fargo Securities performed a discounted distributions analysis for the Partnership by calculating the estimated net present value (as of December 31, 2018) of the projected future distributions of the Partnership (reflecting the Partnership’s revised policy towards distributions based on financial data pro forma for the closing of the Partnership’s divestitures of its equity interest in VTTI B.V. and a package of certain domestic pipeline and terminal assets) for the fiscal year ending December 31, 2019 through the fiscal year ending December 31, 2023, based on the 2019 Management Case and adding a terminal value utilizing perpetuity growth rates ranging from 0.00% to 2.00% and costs of equity ranging from 9.80% to 10.30%. The range of perpetuity growth rates was chosen by Wells Fargo Securities based on its experience and professional judgment, taking into account the 2019 Management Case and market expectations regarding the industry and long-term real growth of gross domestic product and inflation. The range of costs of equity were chosen by Wells Fargo Securities based on a CAPM analysis of the Partnership and selected MLPs with publicly traded equity securities that Wells Fargo Securities deemed relevant in one or more respects, together with its experience and professional judgment. Such analysis takes into account certain metrics, including target capital structure, the cost of long-term Treasury debt, tax rates and levered, unlevered and relevered betas for the selected MLPs discussed below, as well as certain financial metrics for the U.S. financial markets generally. The implied terminal values of each of the perpetuity growth rate and the unit price used in the discounted distributions analysis were 0.00% and $29.85, respectively. Wells Fargo Securities derived such implied terminal values using the perpetuity growth method, based on a 0.00% terminal growth rate, which was determined by Wells Fargo Securities based on the anticipated distributions policy of the Partnership described by management. Using a mid-year convention, Wells Fargo Securities discounted to present value as of December 31, 2018 the Partnership’s forecasted distributions per unit at a cost of equity of 10.05%. The cost of equity was based on a CAPM analysis. Based on such analysis, Wells Fargo Securities derived an implied terminal multiple of 10.4x. The discounted distributions analysis indicated the following implied price per unit reference range for Partnership Units:

	Implied Price per Unit
	Low	High
Discounted Distributions Analysis	$30.59	$37.74

Amending and restating the sixth full paragraph on page 61 under the heading “Opinion of the Partnership’s Financial Advisor—Financial Analysis—Selected Precedent Transactions Analysis” as follows (with new text in underline):

The selected transactions and selected multiples of such financial data for such selected transactions were:

Announcement Date	Closing Date	Target	Acquiror	Total Transaction Value in $ million	Target Enterprise Value (“TEV”) in $ million	TEV/LTM EBITDA	TEV/FY1 EBITDA
11/25/2018	2/26/2019	TransMontaigne Partners, L.P.	ArcLight Energy Partners	$1,246	$1,477	10.9x	9.8x

11/2/2018	1/17/2019	VTTI B.V.	Terminal Finance B.V.	$975	$1,475	10.7x	N/A

8/29/2017	12/21/2017	Arc Logistics Partners LP	Zenith Energy U.S., L.P.	$563	$673	12.0x	11.2x

The disclosure in the section entitled “The Merger” under the heading “Financial Forecasts”, beginning on page 63 of the proxy statement, is hereby amended by:

Amending and restating the first full paragraph on page 66 under the heading “Financial Forecasts” as follows (with new text in underline):

For comparison purposes in connection with the review by the Board of the 2019 Management Case as discussed below, the Partnership’s management adjusted the 2018 Management Case to exclude the financial impact of both the Partnership’s equity interest in VTTI and the divestiture of the package of non-integrated domestic pipeline and terminal assets (the 2018 Management Case, as so updated, the “Updated 2018 Management Case”). The following table sets forth a summary of the Updated 2018 Management Case:

	Fiscal Year Ending December 31,
	2018F (1)	2019E	2020E	2021E	2022E
	(Dollars in millions, except per unit amounts)
Adjusted EBITDA(2)	$892	$979	$1,143	$1,230	$1,320
Total Capital Expenditures (including contributions to joint ventures)	$(762)	$(610)	$(622)	$(634)	$(637)
Distribution per Partnership Unit	$4.025	$3.000	$3.000	$3.000	$3.000

(1)

Reflects actual Adjusted EBITDA through July 31, 2018 and projected Adjusted EBITDA from August 1, 2018 to December 31, 2018, in each case as of the time the Updated 2018 Management Case was prepared and excluding the financial impact of both the Partnership’s equity interest in VTTI and the divestiture of the package of non-integrated domestic pipeline and terminal assets.

(2)

Adjusted EBITDA is defined in the same manner as set forth in the Partnership’s filings with the SEC. The Partnership’s Adjusted EBITDA is calculated as earnings (losses) before interest expense, income taxes, depreciation and amortization, further adjusted to exclude certain non-cash items, such as non-cash compensation expense; transaction, transition and integration costs associated with acquisitions; certain gains and losses on foreign currency transactions and foreign currency derivative financial instruments, as applicable; and certain other operating expense or income items, reflected in net income, that the Partnership does not believe are indicative of its core operating performance results and business outlook, such as hurricane-related costs, gains and losses on property damage recoveries, non-cash impairment charges and gains and losses on asset sales. Adjusted EBITDA is a non-GAAP financial measure and should not be considered as an alternative to net income or operating income as a measure of operating performance or cash flows or as a measure of liquidity. For additional information, please see the items incorporated by reference in this proxy statement referred to in the section entitled “Where You Can Find Additional Information About Us”.

Amending and restating the fifth full paragraph starting on page 67 under the heading “Financial Forecasts” as follows (with new text in underline):

The following table sets forth a summary of the 2019 Management Case. The following table also sets forth the financial forecast for 2019 from the Initial 2019 Management Case. The financial forecast for fiscal years 2020 through 2023 from the Initial 2019 Management Case is the same as the financial forecast for fiscal years 2020 through 2023 from the 2019 Management Case (as described further in the section entitled “—Background of the Merger”) and is therefore also set forth below.

	Fiscal Year Ending December 31,
	Initial 2019 Management Case	2019 Management Case
	2019E	2019E (1)	2020E	2021E	2022E	2023E
	(Dollars in millions, except per unit amounts)
Adjusted EBITDA(2)	$874	$905	$962	$1,035	$1,083	$1,100
Total Capital Expenditures (including contributions to joint ventures)	$(377)	$(450)	$(421)	$(428)	$(427)	$(425)
Unlevered free cash flow(3)	$497	$455	$541	$607	$656	$675
Distribution per Partnership Unit	$3.000	$3.000	$3.000	$3.000	$3.000	$3.000

(1)	Reflects actual Adjusted EBITDA through March 31, 2019 and projected Adjusted EBITDA from April 1, 2019 to December 31, 2019, as of the time the 2019 Management Case was prepared.
(2)

Adjusted EBITDA is defined in the same manner as set forth in the Partnership’s filings with the SEC. The Partnership’s Adjusted EBITDA is calculated as earnings (losses) before interest expense, income taxes, depreciation and amortization, further adjusted to exclude certain non-cash items, such as non-cash compensation expense; transaction, transition and integration costs associated with acquisitions; certain gains and losses on foreign currency transactions and foreign currency derivative financial instruments, as applicable; and certain other operating expense or income items, reflected in net income, that the Partnership does not believe are indicative of its core operating performance results and business outlook, such as hurricane-related costs, gains and losses on property damage recoveries, non-cash impairment charges and gains and losses on asset sales. Adjusted EBITDA is a non-GAAP financial measure and should not be considered as an alternative to net income or operating income as a measure of operating performance or cash flows or as a measure of liquidity. For additional information, please see the items incorporated by reference in this proxy statement referred to in the section entitled “Where You Can Find Additional Information About Us”.

(3)

The Partnership’s unlevered free cash flows are defined as the Partnership’s Adjusted EBITDA less capital expenditures based on management’s capital expenditures estimates for the relevant periods. Unlevered free cash flows is a non-GAAP financial measure and should not be considered as an alternative to net income or operating income as a measure of operating performance or cash flows or as a measure of liquidity.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Buckeye Partners, L.P. (“Buckeye”). In connection with the proposed acquisition, Buckeye has filed relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including Buckeye’s definitive proxy statement. Buckeye filed its definitive proxy statement with the SEC on June 25, 2019 and mailed it to holders of Buckeye’s LP Units (the “Unitholders”) beginning on June 25, 2019. Unitholders are urged to read all relevant documents filed with the SEC, including Buckeye’s definitive proxy statement, because they will contain important information about the proposed transaction and the parties to the proposed transaction. Investors and Unitholders are able to obtain the documents (once available) free of charge at the SEC’s website at www.sec.gov, or free of charge from Buckeye at http://www.buckeye.com/InvestorCenter/SECFilings/tabid/222/Default.aspx or by directing a request to Buckeye’s Investor Relations Department at 800-422-2825 or irelations@buckeye.com.

Participants in the Solicitation

Buckeye and its respective directors, executive officers, general partners, limited partners and other members of management and employees, under SEC rules, may be deemed to be “participants” in the solicitation of proxies from Buckeye’s Unitholders in favor of the proposed transaction. Information about the directors and executive officers of Buckeye’s general partner is set forth in Buckeye’s Proxy Statement on Schedule 14A for its 2019 Annual Meeting of Limited Partners, which was filed with the SEC on April 17, 2019, its Annual Report on Form 10-K for the fiscal year ended December 31, 2018, which was filed with the SEC on February 15, 2019 and the definitive proxy statement relating to the proposed transaction, which was filed with the SEC on June 25, 2019. These documents may be obtained free of charge from the sources indicated above. Additional information regarding the interests of these participants which may, in some cases, be different than those of Buckeye’s Unitholders generally, is set forth in the materials filed by Buckeye with the SEC, including the definitive proxy statement relating to the proposed transaction.

Cautionary Note Regarding Forward-Looking Statements

The information contained in this communication includes “forward-looking statements.” All statements that express belief, expectation, estimates or intentions, as well as those that are not statements of historical facts, are forward-looking statements. Such statements use forward-looking words such as “proposed,” “anticipate,” “project,” “potential,” “could,” “should,” “continue,” “estimate,” “expect,” “may,” “believe,” “will,” “plan,” “seek,” “outlook” and other similar expressions that are intended to identify forward-looking statements, although some forward-looking statements are expressed differently. These statements discuss future expectations and contain projections. Specific factors that could cause actual results to differ from those in the forward-looking statements include, but are not limited to: (i) changes in federal, state, local and foreign laws or regulations to which Buckeye is subject, including those governing pipeline tariff rates and those that permit the treatment of Buckeye as a partnership for federal income tax purposes; (ii) terrorism and other security risks, including cyber risk, adverse weather conditions, including hurricanes, environmental releases and natural disasters; (iii) changes in the marketplace for Buckeye’s products or services, such as increased competition, changes in product flows, better energy efficiency or general reductions in demand; (iv) adverse regional, national, or international economic conditions, adverse capital market conditions and adverse political developments; (v) shutdowns or interruptions at Buckeye’s pipeline, terminalling, storage and processing assets or at the source points for the products Buckeye transports, stores or sells; (vi) unanticipated capital expenditures in connection with the construction, repair or replacement of Buckeye’s assets; (vii) volatility in the price of liquid petroleum products; (viii) nonpayment or nonperformance by Buckeye’s customers; (ix) Buckeye’s ability to integrate acquired assets with its existing assets and to realize anticipated cost savings and other efficiencies and benefits; (x) Buckeye’s ability to successfully complete its organic growth projects and to realize the anticipated financial benefits; (xi) the risk that the proposed merger with Hercules Intermediate Holdings LLC may not be completed in a timely manner or at all; (xii) Buckeye’s failure to receive, on a timely basis or otherwise, the required approval of the proposed merger with Hercules Intermediate Holdings LLC by Buckeye’s Unitholders; (xiii) the possibility that competing offers or acquisition proposals for Buckeye will be made; (xiv) the possibility that any or all of the various conditions to the consummation of the merger may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); (xv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Agreement and Plan of Merger dated May 10, 2019, between Hercules Intermediate Holdings LLC, Hercules Merger Sub LLC, Buckeye, Buckeye Pipe Line Services Company and Buckeye GP LLC (the “Merger Agreement”), including in circumstances which would require Buckeye to pay a termination fee or other expenses; (xvi) the effect of the announcement or pendency of the transactions contemplated by the Merger Agreement on Buckeye’s ability to retain and hire key personnel, its ability to maintain relationships with its customers, suppliers and others with whom it does business, or its operating results and business generally; (xvii) risks related to diverting management’s attention from Buckeye’s ongoing business operations; (xviii) the risk that Unitholder litigation in connection with the transactions contemplated by the Merger Agreement may result in significant costs to defend or resolve; (xix) the possibility that long-term financing for the proposed acquisition may not be available on favorable terms, or at all; and (xx) the cautionary discussion of risks and uncertainties detailed in Part I, Item 1A, “Risk Factors” and Part II, Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of Buckeye’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 (as filed with the SEC on February 15, 2019) and other risk factors identified herein or from time to time in Buckeye’s periodic filings with the SEC. These factors are not necessarily all of the important factors that could cause actual results to differ materially from those expressed in any of Buckeye’s forward-looking statements. Other known or unpredictable factors could also have material adverse effects on future results. Consequently, all of the forward-looking statements made in this communication are qualified by these cautionary statements, and Buckeye cannot assure you that actual results or developments that it anticipates will be realized or, even if substantially realized, will have the expected consequences to or effect on Buckeye or its business or operations.

The forward-looking statements contained in this communication speak only as of the date hereof. Although the expectations in the forward-looking statements are based on Buckeye’s current beliefs and expectations, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date hereof. Except as required by federal and state securities laws, Buckeye undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or any other reason. All forward-looking statements attributable to Buckeye or any person acting on Buckeye’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this communication and in Buckeye’s future periodic reports filed with the SEC. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this communication may not occur.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUCKEYE PARTNERS, L.P.

By:	Buckeye GP LLC,

its General Partner

By:	/s/ TODD J. RUSSO
Todd J. Russo

Senior Vice President, General Counsel and Secretary

Dated: July 22, 2019